                                                                    EXHIBIT 10.1
                                                                    ------------



                                THIRD AMENDMENT
                  TO REVOLVING CREDIT AND TERM LOAN AGREEMENT


     Third Amendment dated as of July 1, 1996 to Revolving Credit and Term Loan Agreement (this "Amendment"), by and among SAMSONITE CORPORATION, a Delaware corporation (the "Company") and THE FIRST NATIONAL BANK OF BOSTON, BANK OF AMERICA ILLINOIS and the other lending institutions listed on Schedule 1 to the
                                                              ----------
Credit Agreement (as hereinafter defined) (collectively, the "Lenders"), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of July 14, 1995 (as amended by the First Amendment thereto dated as of December 27, 1995, the Second Amendment thereto dated as of April 30, 1996 and as the same may be further amended, modified, supplemented, and in effect from time to time, the "Credit Agreement") by and among the Company, the Lenders, THE FIRST NATIONAL BANK OF BOSTON and BANK OF AMERICA ILLINOIS as managing agents for the Lenders (in such capacity, the "Managing Agents"), BANK OF AMERICA ILLINOIS as documentation agent for the Managing Agents and the Lenders and THE FIRST NATIONAL BANK OF BOSTON as administrative agent for the Managing Agents and the Lenders. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Company and the Lenders have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1.     AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction
               ---------- -- --- ------ ---------
of the applicable conditions precedent set forth in (S)3 hereof, the Credit Agreement is hereby amended as follows:

               (S)1.1    APPLICABLE MARGIN. Effective as of July 1, 1996, the
                         ---------- ------
     definition of Applicable Margin is hereby amended to read as follows:


                         "Applicable Margin. For each period commencing on an
                          ---------- ------
               Adjustment Date (or, as applicable, the Closing Date) through the date immediately preceding the next (or, as applicable, the first) Adjustment Date (each a "Rate Adjustment Period"), the Leverage Ratio shall be determined for the applicable fiscal period ending on the fiscal quarter end date occurring on or about the date fifty (50) days before the applicable Adjustment Date, and the resulting margin shall be as set forth below. The pricing tier applicable for the Leverage Ratio applicable for such period as set forth below shall then be the Applicable Margin for such Rate Adjustment Period.

====================================================================================================================================

                                                                           Documentary
               Pricing                                Eurodollar         Letter of Credit            Base               Commitment
               Tier           Leverage Ratio          Rate Loans            Fee Rate              Rate Loans                Fee
                                                                                                                           Rate
- ------------------------------------------------------------------------------------------------------------------------------------

                                                    (basis points)       (basis points)         (basis points)        (basis points)
                                                     ------------         ------------           ------------          ------------
- ------------------------------------------------------------------------------------------------------------------------------------

                              Greater than or equal        250                  168                    100                     50
                              ---------------------        ---                  ---                    ---                     --
               Tier 6         to 4.90:1.00
               ------         ------------
- ------------------------------------------------------------------------------------------------------------------------------------

                              Less than 4.90:1.00,         225                  151                     75                     50
                              -------------------          ---                  ---                     --                     --
               Tier 5         but greater than or
               ------         -------------------
                              equal to 4.50:1.00
                              ------------------
- ------------------------------------------------------------------------------------------------------------------------------------

                              Less than 4.50:1.00          200                  134                     50                     50
                              -------------------          ---                  ---                     --                     --
               Tier 4         but greater than or
               ------         -------------------
                              equal to 4.00:1.00
                              ------------------
- ------------------------------------------------------------------------------------------------------------------------------------

                              Less than 4:00 but           162.5                118                   12.5                   37.5
                              ------------------           -----                ---                   ----                   ----
               Tier 3         greater than or equal
               ------         ---------------------
                              to 3.25:1.00
                              ------------
- ------------------------------------------------------------------------------------------------------------------------------------

                              Less than 3.25 but           125                   83                      0                   37.5
                              ------------------           ---                   --                      -                   ----
               Tier 2         greater than or equal
               ------         ---------------------
                              to 2.50:1.00
                              ------------
- ------------------------------------------------------------------------------------------------------------------------------------

                              Less than 2.50:1.00           75                   50                      0                    25
               Tier 1         -------------------           --                   --                      -                    --
               ------
- ------------------------------------------------------------------------------------------------------------------------------------


Notwithstanding the foregoing,
- ------------------------------

               (a)  for purposes of interest on Loans outstanding, Commitment
               ---  ---------------------------------------------------------
     Fee Rate and Documentary Letter of Credit Fee Rate with respect to the
     ----------------------------------------------------------------------
     period commencing on July 1, 1996 through the date immediately preceding
     ------------------------------------------------------------------------
     the Adjustment Date occurring on September 19, 1996, the Applicable Margin
     --------------------------------------------------------------------------
     shall be the Applicable Margin set forth in Tier 3 above;
     ---------------------------------------------------------

               (b) in the event the Borrowers' estimates of the Leverage Ratio
               --- -----------------------------------------------------------
     based on the Borrowers' fourth quarter performance in any fiscal year
     ---------------------------------------------------------------------
     pursuant to (S)9.4(d) hereof proves to be inaccurate after final
     ----------------------------------------------------------------
     calculations of fourth quarter financial statements pursuant to the audited
     ---------------------------------------------------------------------------
     financial statements for such fiscal year and the result of such inaccuracy
     ---------------------------------------------------------------------------
     was such that the Applicable Margin applied for any applicable such Rate
     ------------------------------------------------------------------------
     Adjustment Period was (i) too low, the Borrowers shall, within five (5)
     -----------------------------------------------------------------------
     Business Days upon becoming aware of (or receiving notice from the
     ------------------------------------------------------------------
     Administrative Agent in reasonable detail, requesting an adjustment
     -------------------------------------------------------------------
     hereunder with respect to) such inaccuracy, pay to the Administrative Agent
     ---------------------------------------------------------------------------
     for the respective ratable accounts of the Lenders the difference between
     -------------------------------------------------------------------------
     the interest, Commitment Fees, and Shared Documentary Letter of Credit Fees
     ---------------------------------------------------------------------------
     the Borrowers should have paid with respect to such Rate Adjustment Period
     --------------------------------------------------------------------------
     and what was actually paid or (ii) too high, the Lenders severally, on a
     ------------------------------------------------------------------------
     ratable basis, shall (within five (5) Business Days after receiving notice
     --------------------------------------------------------------------------
     thereof from the Company, in reasonable detail, requesting an adjustment
     ------------------------------------------------------------------------
     hereunder with respect thereto) credit to the next interest payment,
     --------------------------------------------------------------------
     payment of Commitment Fees, or payment of Shared Documentary Letter of
     ----------------------------------------------------------------------
     Credit Fees (but not the Documentary Letter of Credit Fronting Fee) due by
     --------------------------------------------------------------------------
     the Borrowers with (or if no Obligations are owing hereunder, severally, on
     ---------------------------------------------------------------------------
     a ratable basis, shall refund to the Borrowers) the difference between the
     --------------------------------------------------------------------------
     interest, Commitment Fees, and Shared Documentary Letter of Credit Fees
     -----------------------------------------------------------------------
     (but not the Documentary Letter of Credit Fronting Fee) the Borrowers
     ---------------------------------------------------------------------
     actually paid with respect to such Rate Adjustment Period and what should
     -------------------------------------------------------------------------
     have been paid; and
     -------------------

               (c) if the Borrowers fail to deliver any quarterly financial
               ------------------------------------------------------------
     statements or quarterly Compliance Certificate when required by (S)9.4(b)
     -------------------------------------------------------------------------
     or (S)9.4(d) hereof then, for the period commencing on the Adjustment Date
     --------------------------------------------------------------------------
     immediately following the period for which such quarterly financial
     -------------------------------------------------------------------
     statements or quarterly Compliance Certificates are delinquent and
     ------------------------------------------------------------------
     continuing through the next Adjustment Date, the Applicable Margin shall be
     ---------------------------------------------------------------------------
     the Applicable Margin set forth in Tier 6 above."
     -------------------------------------------------

               (S)1.2.   SWING LINE LOANS. Section 3.1.2 of the Credit Agreement
               -------   ----- ---- -----
     is hereby amended by deleting the word "seventh" and inserting in its place the phrase "fourteenth (14th)".

               (S)1.3.   INTEREST MARGIN TEST COMPUTATIONS. Section 9.4(d) of
                         -------- ------ ---- ------------
     the Credit Agreement is hereby amended by deleting the phrase "and Interest Margin Test" which appears in (S)9.4(d).

               (S)1.4.   MISCELLANEOUS MODIFICATIONS. The form of Compliance
                         ------------- -------------
     Certificate set forth as Exhibit E to the Credit Agreement is hereby
                              ------- -
     modified by (a) deleting the phrase "and Interest Margin Test" which appears immediately after the words "Leverage Ratio" in the third paragraph of Exhibit E; and (b) properly and appropriately reflecting the applicable
        ------- -
     provisions of this Amendment relating to the periodic determination of the Applicable Margin so as to delete all references to the calculation of the Interest Margin Test in the determination of the Applicable Margin.

     (S)2.     AMENDMENT FEE. The Company shall pay to the Agent for the
               --------- ---
respective accounts of each of the Lenders an amendment fee, subject to and simultaneously with the effectiveness of this Amendment, on the Amendment Date (as hereinafter defined), equal to eight (8) basis points (0.08%) as applied to the total of such Lender's Commitment and such Lender's ratable portion of the Term Loan outstanding.

     (S)3.     CONDITIONS TO EFFECTIVENESS. This Amendment shall become
               ---------- -- -------------
effective on July 1, 1996 (the "Amendment Date") in the manner, and to the extent, provided below, subject to the satisfaction of the following applicable conditions precedent on or prior to such date:

               (a) the receipt, on or prior to the Amendment Date, by the Administrative Agent of one or more counterparts of this Amendment signed by each of the Obligors and each of the Lenders, the Issuing Banks, the Swing Line Lenders, and the Agents; and

               (b) the receipt, on or prior to the Amendment Date, by the Administrative Agent, of the amendment fee provided for in Section 2 of this Amendment, for the respective accounts of each of the Lenders, in immediately available funds.

     (S)4.     REPRESENTATIONS AND WARRANTIES. The Company hereby repeats, on
               --------------- --- ----------
and as of the date hereof and the Amendment Date, each of the representations and warranties made by it in (S)8 of the Credit Agreement (except to the extent of changes resulting from matters contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement
               --------
shall refer to such Credit Agreement as amended hereby. In addition, the Company hereby represents and warrants that the execution and delivery by the Company of this Amendment and the performance by the Company of all of its agreements and obligations under this Amendment and the Credit Agreement as amended hereby are within the corporate power and authority of the Company and have been duly authorized by all necessary corporate action on the part of the Company, and further represents and warrants that the execution and delivery by the Company of this Amendment and the performance by the Company of the transactions contemplated hereby will not contravene any term or condition set forth in any agreement or instrument to which the Company is a party or by which the Company is bound, including but not limited to the Subordinated Indenture.

     (S)5.     RATIFICATION, ETC.  Except as expressly amended hereby, the
               ------------  ---
Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. This Amendment shall constitute one of the Loan Documents, and the obligations of the Obligors under this Amendment shall constitute Obligations for all purposes of the Loan Documents. All references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     (S)6.     NO WAIVER.  Nothing contained herein shall constitute a waiver
               -- ------
of, impair or otherwise adversely affect any Obligations, any other obligation of the Company or any rights of the Agents or the Lenders consequent thereon.

     (S)7.     COUNTERPARTS.  This Amendment may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)8.     GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
               --------- ---
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal by their respective officers thereunto duly authorized.

                            [Signature Pages Follow]

                 Signature Pages for Borrowers and Guarantors
                 --------- ----- --- --------- --- ----------

     The undersigned Borrower hereby consents and agrees to all of the provisions of the foregoing Amendment:


     The Company:                   SAMSONITE CORPORATION
     --- -------



                                    By:    /s/ Thomas R. Sandler
                                       ---------------------------------------
                                    Name:  Thomas R. Sandler
                                         -------------------------------------
                                    Title: CFO & Treasurer
                                          ------------------------------------

     Each of the undersigned Guarantors hereby acknowledges and consents to all of the provisions of the foregoing Amendment and agrees that its Guarantee dated as of July 14, 1995, in favor of the Lenders and the Agents, and all other Loan Documents to which such Guarantor is a party, remain in full force and effect, and each of the undersigned Guarantors confirms and ratifies all of its obligations thereunder.


     The Guarantors:                A.T. RETAIL, INC.
     --- ----------


                                    By:    /s/ Thomas R. Sandler
                                       ---------------------------------------
                                    Name:  Thomas R. Sandler
                                         -------------------------------------
                                    Title: V.P.
                                          ------------------------------------


                                    MCGREGOR CORPORATION


                                    By:    /s/ Thomas R. Sandler
                                       ---------------------------------------
                                    Name:  Thomas R. Sandler
                                         -------------------------------------
                                    Title: President
                                          ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                                    THE FIRST NATIONAL BANK OF BOSTON, as
                                     Lender, Issuing Bank, Swing Line Lender,
                                     Administrative Agent, and Managing Agent



                                    By:     /s/ Richard D. Hill, Jr.
                                       ---------------------------------------
                                    Name:_____________________________________

                                    Title:  Director
                                          ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                                    BANK OF AMERICA ILLINOIS, as Lender, Issuing
                                     Bank, Swing Line Lender, Documentation
                                     Agent, and Managing Agent


                                    By:     /s/ Elizabeth A. Borow
                                       ---------------------------------------
                                    Name:   Elizabeth A. Borow
                                         -------------------------------------
                                    Title:  Sr. Vice President
                                          ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:


                                    BHF-BANK AKTIENGESELLSCHAFT
                                     NEW YORK BRANCH



                                    By:     /s/ David Fraeukel
                                       ---------------------------------------
                                    Name:   David Fraeukel
                                         -------------------------------------
                                    Title:  Vice President
                                          ------------------------------------


                                    By:     /s/ Dan Dobrjanskyj
                                       ---------------------------------------
                                    Name:   Dan Dobrjanskyj
                                         -------------------------------------
                                    Title:  Assistant Treasurer
                                          ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:



                                    THE LONG-TERM CREDIT BANK OF
                                     JAPAN, LTD.


                                    By:     /s/ Genichi Imai
                                       ---------------------------------------
                                    Name:   Genichi Imai
                                         -------------------------------------
                                    Title:  Joint General Manager
                                          ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:


                                    THE MITSUBISHI TRUST AND
                                     BANKING CORPORATION, LOS
                                     ANGELES AGENCY



                                    By:     /s/ Hiroaki Koseki
                                       ---------------------------------------
                                    Name:   Hiroaki Koseki
                                         -------------------------------------
                                    Title:  Sr. Vice President & Chief Manager
                                          ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:


                                    SOCIETE GENERALE



                                    By:     /s/ Erick R. Rinner
                                       ---------------------------------------
                                    Name:   Erick R. Rinner
                                         -------------------------------------
                                    Title:  Assistant Vice President
                                          ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:


                                      THE BANK OF NEW YORK


                                      By:     /s/ Robert Louk
                                         ---------------------------------------
                                      Name:   Robert Louk
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                                      BANQUE FRANCAISE DU COMMERCE
                                       EXTERIEUR


                                      By:    /s/ Henry Lee
                                         ---------------------------------------
                                      Name:  Henry Lee
                                            ------------------------------------
                                      Title: Assistant Vice President
                                            ------------------------------------

                                      By:    /s/ Daniel Touffu
                                         ---------------------------------------
                                      Name:  Daniel Touffu
                                           -------------------------------------
                                      Title: First VP and Regional Manager
                                            ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                                      BANQUE PARIBAS


                                      By:    /s/ Mark S. Black
                                         ----------------------------------
                                      Name:  Mark S. Black
                                           --------------------------------
                                      Title: Assistant Vice President
                                            -------------------------------

                                      By:    /s/ Mary T. Finnegan
                                         ---------------------------------------
                                      Name:  Mary T. Finnegan
                                           -------------------------------------
                                      Title: Group Vice President
                                            ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:


                                      CITICORP USA, INC.


                                      By:    /s/ Keith R. Karako
                                         ---------------------------------------
                                      Name:  Keith R. Karako
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                                      CREDIT LYONNAIS NEW YORK
                                       BRANCH



                                      By:    /s/ Attila Koc
                                         ---------------------------------------
                                      Name:  Attila Koc
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                                      CREDIT LYONNAIS CAYMAN
                                       ISLAND BRANCH



                                       By:    /s/ Attila Koc
                                          --------------------------------------
                                       Name:  Attila Koc
                                            ------------------------------------
                                       Title: Authorized Signature
                                             -----------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                                      GENERALE BANK





                                      By:    /s/ E. Matthews  /s/ A. Verschueren
                                         ---------------------------------------
                                      Name:  E. Matthews      A. Verschueren
                                           -------------------------------------
                                      Title: SVP              SVP
                                            ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                                      KREDIETBANK NV



                                      By:    /s/ Robert Snauffer
                                         ---------------------------------------
                                      Name:  Robert Snauffer
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------


                                      By:    /s/ Tod R. Angus
                                         ---------------------------------------
                                      Name:  Tod R. Angus
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:


                                      NATIONAL CITY BANK



                                      By:    /s/ Barry C. Robinson
                                         ---------------------------------------
                                      Name:  Barry C. Robinson
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:


                                      THE NIPPON CREDIT BANK,
                                       LOS ANGELES AGENCY



                                      By:    /s/ Bernardo E. Correa-Henschke
                                         ---------------------------------------
                                      Name:  Bernardo E. Correa-Henschke
                                           -------------------------------------
                                      Title: Vice President & Senior Manager
                                            ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                                      NORWEST BANK COLORADO,
                                       NATIONAL ASSOCIATION



                                      By:    /s/ Sandra A. Sauer
                                         ---------------------------------------
                                      Name:  Sandra A. Sauer
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------
                                             Norwest Bank Colorado, N.A.-Denver

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:

                                      UNION BANK OF CALIFORNIA, N.A.
                                       (AS SUCCESSOR BY MERGER TO UNION BANK)



                                      By:    /s/ Anthony B. Kwee
                                         ---------------------------------------
                                      Name:  Anthony B. Kwee
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------

                          Signature Pages for Lenders
                          ---------------------------

     The undersigned Lender hereby consents and agrees to the foregoing
Amendment:


                                      VAN KAMPEN AMERICAN CAPITAL PRIME
                                       RATE INCOME TRUST



                                      By:    /s/ Brian W. Good
                                         ---------------------------------------
                                      Name:  Brian W. Good
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------